Form N-SAR
Semi-Annual Report for Registered Investment Companies

Registrant's Name:
Federated Stock and Bond Fund, Inc.

Date of Filing to which Form
SE Relates:
 Annual
11-30-05

Type of Filing:

Form N-SAR

Paralegal's Name:
Allison Miller
Paralegal's Extension No.:
7574

PORTFOLIO/SERIES NAMES
1

2

3

4

5

6

7

8

9

10





FORM SE Notification Form
N-SAR Exhibit Index
(Exhibits to be attached
will appear in bold-face type)

77.A.
Are there any exhibits?
Yes:
Y
No:

77.B.
Accountant's Report on Internal Control
  [Annual N-SARs only]
77.C.
Matters Submitted to a Vote
 of Securities Holders
77.D.
Policies with Respect
to Security Investments
77.E.
Legal Proceedings
77.F.
Changes in Security
for Debt
77.G.
Defaults and Arrears
on Senior Securities
77.H.
Changes in Control of
Registrant
77.I.
Terms of New or Amended
 Securities
77.J.
Revaluation of Assets or
 Restatement of Capital Share Account
77.K.
Changes in Registrants
 Certifying Accountant
77.L.
Changes in Accounting
and Principles and Practices
77.M.
Mergers
77.N.
Actions Required to be
 Reported Pursuant to Rule 2a-7
77.O.
Transactions effected Pursuant to
 Rule 10f-3
77.P.
Information Required to
 be Filed Pursuant to Existing
 Exemptive Orders
77.Q.
Exhibits

Item 77 -- Form N-SAR


PORTFOLIO/SERIES
NAME:



PORTFOLIO/SERIES
NUMBER:



REGISTRANT'S NAME:







Y or N
77.A.
Is the Registrant filing any
of the following attachments with
 the current filing of Form N-
SAR?    (Answer for all Series as
 a group)
Y

NOTE:  If answer is "Y," mark
those items below being filed
as an attachment to this form or incorporated by reference.



Filed as an
Attachment?
(Y or N)
B.
Accountant's Report on Internal
Control [Annual N-SAR ONLY]
y
C.
Matters Submitted to a Vote of
Securities Holders
N
D.
Policies with Respect to Security
 Investments
N
E.
Legal Proceedings
Y
F.
Changes in Security for Debt
N
G.
Defaults and Arrears on Senior
Securities
N
H.
Changes in Control of Registrant
N
I.
Terms of New or Amended Securities
[Includes additions/deletions of
 classes to existing portfolios]
N
J.
Revaluation of Assets or Restatement
of Capital Share Account
N
K.
Changes in Registrant's Certifying
Accountant
N
L.
Changes in Accounting Principles
 and Practices
N
M.
Mergers
N
N.
Actions Required to be Reported
Pursuant to Rule 2a-7
N
O.
Transactions effected Pursuant to
Rule 10f-3
N
P.
Information Required to be Filed
Pursuant to Existing Exemptive Orders
N
Q.1)
Exhibits
Y
Q.2)
Any information called for by
instructions to sub-item 77Q2
N
Q.3)
Any information called for by
instructions to sub-item 77Q3
N